Loss per Share	12 Months Ended
Dec. 31, 2023
Loss per Share [Abstract]
Loss per Share

15.    Loss per Share

Basic loss per share is computed by dividing net loss attributable to the Company by the weighted-average number of Class A and Class C Common Stock issued and outstanding, excluding those held in escrow as these are contingently issuable shares and have been excluded from the calculation during the year ended December 31, 2023, and 2022. Shares of Class D Common Stock do not share in earnings and not participating securities (i.e., non-economic shares) and therefore, have been excluded from the calculation of weighted-average number of shares outstanding.

Diluted loss per share is computed giving effect to all potentially dilutive shares. Diluted loss per share for all periods presented is the same as basic loss per share as the inclusion of potentially issuable shares would be antidilutive.